Inventories	12 Months Ended
Dec. 31, 2020
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Inventories
18.  Inventories

	2020 $m	2019 $m
Raw materials	1,403	1,283
Work-in-progress (i)	144	144
Finished goods	1,570	1,653
Total inventories at the lower of cost and net realisable value	3,117	3,080

(i)
Work-in-progress includes $9 million (2019: $3 million) in respect of the cumulative costs incurred, net of amounts transferred to cost of sales under percentage-of-completion accounting, for construction contracts in progress at the balance sheet date.

An analysis of the Group’s cost of sales expense is provided in note 4 to the financial statements.

Write-downs of inventories recognised as an expense within cost of sales amounted to $9 million (2019: $9 million; 2018: $12 million).